UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 26, 2010, Bunge Limited (“Bunge”), and two of its wholly owned subsidiaries, Bunge Brasil Holdings B.V. (“BBH”) and Bunge Fertilizantes S.A. (“BFE” and, together with BBH, the “Sellers”), entered into a Share Purchase and Sale Agreement and Other Covenants (the “Purchase Agreement”) with Vale S.A. (“Vale”) and Mineração Naque S.A., an affiliate of Vale (the “Buyer”), pursuant to which the Buyer will acquire certain assets related to Bunge’s upstream fertilizer business in Brazil (the “Transaction”).

The Purchase Agreement provides, among other things, that the Buyer will purchase from the Sellers all of the outstanding shares of BPI – Bunge Participações e Investimentos S.A. (the “Company”).  The Company operates Bunge’s phosphate mining business in Brazil (the “Phosphate Mining Business”) and, directly or indirectly, holds Bunge’s interests in Fertifos Administração e Participação S.A. (“Fertifos”), Fosbrasil S.A. (“Fosbrasil”), Indústrias de Fosfatados Catarinense Ltda. (“IFC”), Fertilizantes Fosfatados S.A. – Fosfertil (“Fosfertil”), Ultrafertil S.A. (“Ultrafertil”) and UF Distribuidora de Combustíveis Ltda. (“UF Distribuidora” and collectively, the “Subsidiaries”).  The purchase price for the transaction is $3.8 billion in cash, subject to a post-closing adjustment for differences in the Company’s net debt and working capital at closing from December 31, 2009.  The Purchase Agreement provides that Bunge and Vale shall be jointly and severally liable with the Sellers and the Buyer, respectively, for each of the Sellers’ and the Buyer’s respective obligations under the Purchase Agreement.

The Sellers and the Buyer have agreed to customary representations, warranties and covenants in the Purchase Agreement.  The Sellers have agreed, among other things and subject to certain exceptions, to cause the Company and the Subsidiaries to conduct their respective businesses in the normal course of business, consistent with past practice between the date of the execution of the Purchase Agreement and the consummation of the Transaction (the “Closing”).  The parties have agreed to cooperate and use their respective commercially reasonable efforts to cause the conditions precedent to the Closing to be satisfied as promptly as practicable.  The Buyer has agreed to seek Brazilian antitrust clearance for the Transaction, receipt of which is not a condition to Closing.  In addition, the Sellers and their affiliates have agreed, subject to certain exceptions, to certain non-competition provisions with respect to the production of certain fertilizer products, and Vale and its controlled affiliates have agreed not to produce, distribute or commercialize certain fertilizer products, in each case, in Brazil until December 31, 2012, which may be extended to December 31, 2013.

The Closing is subject to several customary conditions precedent.  In addition, the Buyer’s obligation to consummate the Transaction is subject to, among other things (i) the filing of certain requirements with certain governmental authorities and third parties to obtain certain permits necessary in connection with the operation of the Phosphate Mining Business, (ii) approval from certain third parties, including certain Brazilian governmental agencies, for the assignment of certain contracts relating to the Company’s existing mineral rights and (iii) the extension by Companhia Brasileira de Metalúrgia e Mineração – CBMM of a license to exploit mineral phosphate by the Company.

The Purchase Agreement provides that the Closing will occur on the last business day of the month in which the parties have confirmed that all of the conditions precedent have been satisfied or waived, provided such day is at least ten business days following the satisfaction or waiver of the last condition precedent and, if not, the Closing will occur on the last business day of the following month.  The Purchase Agreement may be terminated in the event all of the conditions precedent have not been satisfied within 180 days following the date of the execution of the Purchase Agreement or in the event of a final, non-appealable order preventing the Closing.

The Sellers have agreed to customary indemnification provisions, including, subject to certain limitations, to indemnify the Buyer in respect of, among other things, (i) inaccuracies of the Sellers’ representations and warranties, (ii) non-compliance by the Sellers with any of their obligations under the Purchase Agreement, (iii) liabilities of the Company in its capacity as legal or contractual successor to the Phosphate Mining Business that arose prior to the Closing, and (iv) defects in title or process affecting the Buyer’s ownership of any of the Company’s shares or assets.  The Sellers’ obligation to indemnify the Buyer and Vale survives until the expiration of the applicable statute of limitations.  The Sellers’ are not required to indemnify the Buyer with respect to, among other things, (i) any liability reflected in financial statements delivered in connection with the Purchase Agreement or (ii) subject to certain exceptions, any pre-closing environmental liabilities.  The Sellers are generally not required to indemnify the Buyer and Vale until the aggregate amount of their losses exceed $1 million and are not required to indemnify the Buyer and Vale for losses incurred by Fosfertil and its subsidiaries in excess of a specified cap.

Subject to certain limitations, the Buyer has agreed to indemnify the Seller in respect to (i) inaccuracies of the Buyer’s representations and warranties, (ii) non-compliance by the Buyer with any of its obligations under the Purchase Agreement and (iii) post-closing liabilities of the Company and its subsidiaries.  The Buyer’s obligation to indemnify the Sellers survives until the expiration of the applicable statute of limitations.

The Purchase Agreement provides that, at the Closing, the parties or their respective affiliates will enter into several ancillary agreements, including a transition services agreement and a supply agreement pursuant to which the Buyer will supply BFE with certain phosphate fertilizer products for use by BFE in its retail fertilizer business that is not being sold pursuant to the Transaction.

Item 8.01.	Other Events

Bunge issued a press release announcing the transaction with Vale S.A. on January 27, 2010.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release announcing the Transaction with Vale S.A., dated January 27, 2010

Cautionary Statement Concerning Forward-Looking Statements

This document contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities.  We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions.  These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, dispositions, joint ventures and strategic alliances, including the potential transactions discussed herein; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally.  The forward-looking statements included herein are made only as of the date hereof, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 29, 2010

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Assistant General Counsel

EXHIBITS

Exhibit No.	Description

99.1	Press Release announcing the Transaction with Vale S.A., dated January 27, 2010